PROSPECTUS SUPPLEMENT TO:

CALVERT INCOME FUND

and

  CALVERT SHORT DURATION INCOME FUND

Prospectuses dated: January 31, 2004

Date of Supplement: July 8, 2004

Replace the last sentence  in the Class B column of the "Choosing a Share Class" chart on page 18 of the Prospectus  with the following:

If you are investing more than $100,000, you should invest in Class A or C.

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